Report of Independent
Registered Public
Accounting Firm

To the Shareholders
and Board of Trustees
 of
Federated Core Trust
 II

In planning and
performing our
audit of the
financial statements
of Federated Market
 Plus Core Fund the
Fund one of the
portfolios comprising
Federated Core Trust
 II the Trust as of
and for the period
ended December 31
 2007 in accordance
 with auditing
standards generally
accepted in the United
 States
we considered the
Funds internal control
 over financial reporting
including controls for
 safeguarding
securities as a basis
 for designing our
auditing procedures
for the purpose of
expressing our opinion
on the
financial statements
and to comply with the
requirements of Form
NSAR but not for the
purpose of
expressing an opinion
on the effectiveness of
the Funds internal control
 over financial reporting
Accordingly we express
no such opinion

The management of the
Fund is responsible for
establishing and maintaining
 effective internal control
 over
financial reporting
In fulfilling this
responsibility estimates
 and judgments by management
 are required
to assess the expected
 benefits and related
costs of controls A funds
internal control over
financial
reporting is a process
designed to provide
reasonable assurance
regarding the reliability
of financial
reporting and the
preparation of financial
statements for external
purposes in accordance
with generally
accepted accounting
principles  The Fund
internal control over
financial reporting
includes those policies
and procedures that 1
 pertain to the maintenance
of records that in reasonable
detail accurately and fairly
reflect the transactions
and dispositions of the
assets of the fund 2
provide reasonable
assurance that
transactions are recorded
as necessary to permit
preparation of financial
statements in accordance
with
generally accepted
accounting principles
and that receipts and
expenditures of the fund
are being made
only in accordance with
authorizations of management
and directors of the fund
 and 3 provide
reasonable assurance
regarding prevention or
timely detection of
unauthorized acquisition
use or
disposition of a funds
assets that could have
a material effect on the
financial statements

Because of its inherent
limitations internal
control over financial
reporting may not prevent
 or detect
misstatements Also
projections of any
 evaluation of effectiveness
to future periods are subject
 to the risk
that controls may become
inadequate because of changes
in conditions or that the degree
of compliance
with the polices or procedures
may deteriorate

A deficiency in internal
control over financial
reporting exists when
the design or operation
of a control
does not allow management
or employees in the
normal course of performing
their assigned functions to
prevent or detect misstatements
 on a timely basis
 A material weakness
is a deficiency or
combination of
deficiencies in internal
control over financial
reporting such that there
is a reasonable possibility
 that a
material misstatement
of the Funds annual or
 interim financial
statements will not
be prevented or detected
on a timely basis

Our consideration of
the Funds internal control
over financial reporting
 was for the limited purpose
described in the first
paragraph and would not
necessarily disclose all
deficiencies in internal
control that
might be significant
deficiencies or material
weaknesses under standards
established by the Public
Company Accounting Oversight
Board United States
However we noted no
deficiencies in the Funds
internal control over
financial reporting and
its operation including
controls over safeguarding
securities
that we consider to be
a material weakness as
defined above as of December
31 2007

This report is intended
solely for the information
 and use of management
and the Board of Trustees
of the
Fund and the Securities
and Exchange Commission
and is not intended to be
and should not be used by
anyone other than these
specified parties




ERNST & YOUNG LLP


Boston Massachusetts
February 18 2008